RESTRICTED SECURITIES                                SEE LEGENDS ON REVERSE SIDE

                                   Delaware

No. -X-                     [ARTWORK APPEARS HERE]                    -X- Shares

                         PHYSICIANS QUALITY CARE, INC.
FULLY PAID                                                        NON-ASSESSABLE

                             Class A Common Stock
                           $0.01 Par Value Per Share

THIS CERTIFIES THAT       XXX SPECIMEN XXX                    is the owner of
                   ------------------------------------------
            --Zero--                           Shares of the Capital Stock of
----------------------------------------------
                         Physicians Quality Care, Inc.
transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto
affixed this   XXxx     day of        XX         A.D. 19 XX
            -----------        -----------------         ---


                             ------------------------     ---------------------
                                     President                   Treasurer


                        SHARES       $0.01        EACH

The securities represented by this certificate were issued in a private placement, without registration under the Securities Act of 1933, as amended (the "Act"), and may not be sold, assigned, pledged or otherwise transferred in the absence of an effective registration under the Act covering the transfer or an opinion of counsel, satisfactory to the issuer, that the registration under the Act is not required.

The shares of stock represented by this certificate are subject to restrictions on transfer and requirements of sale set forth in the Stockholders Agreement dated as of August 1996, as amended and in effect from time to time. The Company will furnish a copy of such agreement to the holder of this certificate without charge upon written request.



                                  CERTIFICATE
                                      FOR
                                       0
                                    SHARES
                                    of the
                                 Capital Stock


                         PHYSICIANS QUALITY CARE, INC.


                                   ISSUED TO

                               XXX SPECIMEN XXX

                                     DATE

                                 XXXX XX 19XX





   For Value Received,_____ hereby sell, assign, and transfer unto _______
__________________________________________________________________________
Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________ Attorney to transfer the said Stock on the books of the within named Company with full power of substitution in the premises.
   Dated _____________19__
       In presence of  ____________________________
__________________________


NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.